                       DATA PROCESSING SERVICE AGREEMENT

              This DATA PROCESSING SERVICE AGREEMENT executed this 21st day of December, 2000 by and between

                              FIRST NATIONAL BANK

                               (Hereafter "FNB")

                                      And

                            COMMUNITY NATIONAL BANK

                               (Hereafter "BANK")

is made and entered into with reference to the following facts:

          A. FNB has available certain data processing services utilizing programs and the like developed and used by FNB in its own business as well as programs and the like licensed to FNB by others and which FNB may utilize in providing services to customers such as BANK.

          B. BANK desires to utilize certain data processing services available from FNB.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties promise and agree as follows:

          1.  SERVICES PROVIDED BY FNB

              FNB shall provide to BANK the processing services and reports set forth and described in Exhibit "A" attached hereto and incorporated herein by this reference as though set forth in full. FNB may make additions or modifications to the services from time to time. The specific services to be provided under this Agreement may be modified or amended from time to time by a written addendum to Exhibit "A" endorsed or otherwise executed by the parties.

          2.  TERM

              The initial term of this Agreement is for a period of three (3) years commencing January 1, 2000 (the "Commencement Date"). Within six (6) months of the end of this term BANK shall notify FNB, in writing, of their decision to extend term for an additional one (1) year with no increase in pricing as set forth in Exhibit "C"; or process on a month-to-month basis with a 10% increase in pricing as set forth in Exhibit "C".

          3.  FEES AND CHARGES

              a. BANK shall pay fees and charges to FNB in accordance with its current fee schedule as shown in the attached Exhibit "C", which is incorporated herein by this reference as though set forth in full. The Exhibit "C" schedule of fees and charges may be amended by FNB annually during the initial term of this Agreement or any extension thereof upon written notice to BANK at least sixty (60) days in advance of the annual anniversary of the commencement date of this Agreement.

             b. It is provided, however, that any increase in FNB's fees and charges at the end of each term year shall not exceed the less of either (i) term percent (10%) or (ii) the percentage of any increase in the Consumer Price Index (CPI), "All Urban Consumers" for the San Diego area as reported by the Department of Commerce or governmental agency providing such reports for the preceding twelve month period closest to and preceding the anniversary of the Commencement Date on this Agreement. In the event the Department of Commerce discontinues the publication of a CPI, "All Urban Consumers" index for the San Diego area, then the CPI index most closely approximating such index shall be used.

             c. BANK shall pay to FNB promptly upon deman FNB's then current standard fees for any additonal services, which may be necessary or required.

             d. In addition to any liquidated damages or early termination fee set forth elsewhere in this Agreement, upon termination of this Agreement, whether with or without cause, Bank shall pay FNB for all services provided by FNB to assist in the conversion of Bank to a new provider or Bank's own facilities, and following termination of this Agreement for any reason Bank shall pay FNB for all services rendered to Bank for the retention and retrieval of data stored at FNB. All deconversion and file retention and retrieval services will be charged at the time and materials rates of FNB in effect at the time such services are performed. Further, Bank shall pay any unamortized portion of cost of specific products Purchased by FNB for Bank.

          4.  INPUT DATA PREPARATION BY BANK

              BANK convenants and agrees that it will comply with all of the requirements concerning input data preparation and with the responsibilities set forth and described in Exhibit "B", attached hereto and incorporated herein by this reference as though set forth in full. Exhibit "B" may be modified or amended from time to time by a written addendum endorsed or otherwise executed by the parties.

          5.  FURTHER AGREEMENT BY FNB

              FNB agrees to:

              a. Retain copies of the transactio, master and history files of BANK at an off-site location for the period set forth below in order to provide the ability to reconstruct records in case of equipment or human error on the part of FNB. All files are kept on magentic tapes. Off-site rention schedule cycles are as follows:

                Daily files          -    14 days
                End of Month files   -    4 months
                End of Quarter files -    12 months
                End of Year files    -    7 years

          b. Maintain a Disaster Recovery and Contingency Plan including reiprocal backup agreement s with other financial institution with compatible hardware;

          c. Treat BANK's records and accounts in the same confidential manner as it treats its own records and accounts:

          d. Keep all of BANK's records, while in FNb's possession, insured under FNB's casualty insurance policy for fire and extended coverage;

          e. Asssit BANK in the initial installation of any new service system and in the initial training of Bank;s staff for a peroid not to exceed twenty (20) hours. Both new training and any re-training following the installation of the service system will be provided by FNB and/or by the licensor of any of the programs utilized in connection with the program.
BANK sahll pay for such training at its sole expense at the rates forth in Exhibit "C" for training by FNB and at the standard rates then prevailing for training by any licensor;

          f. Use its best efforts to reconstruct any file, re-run any report, or re-do any job which is incorrect due to electrical or mechanical error or malicious mischief or human error on the part of any FNB employee at no additional charge to BANK, provided it is possible, and reasonable, to do so and provided that FNB has received prompt notification from BANK.

          g. Maintain a financial institution bond and/or fidelity insurance, with a minimum coverage of $1,000,000, to cover loss due to dishonest and/or fraudelent acts of FNB's employees.

          h. Use due care in processing the work of BANK. However, it is agreed that FNB will be responsible only to the extent of correcting errors or omissions which are due to the machines, operators or programmers of FNB, and such errors will be corrected at no additional charge to BANK. FNB shall maintain insurance in the amount of $500,000 for data loss resulting from errors or omissions which are due to the machines, operators or programmers of FNB and BANK agrees that liability of FNB with respect to this Agreement shall in any event be limited to the amount of the total errors and omissions insurance and shall not include any contingent liability or third party claims; and

          i. BANK agrees that FNB will not be liable for loss of profits, earnings or business resulting from a covered cause of loss and shall not include any contingent liability or third party claims; and

          j. Provide BANK with FNB's revelant financial information no less often than quarterly.

          k. Examine certain customer checks, as identified in Exhibit "B", for irregularities such as stale date (over 6 months old), post dated, or a difference between the legal amount, the courtesy amount and the MICR encoded amount, and, compare and identify differences between the signature(s) on the checks to the specimen signature cards provided by BANK. Endorsements will not be examined. Furthermore, it is agreed that FNB does not employ fraud, forgery and/or handwriting experts, and wheter or not an expert may be retained, FNB will not be responsible for any loss of BANK if the check in dispute has a signature that through forgery or photomechanical means reasonable resembles the appearance of the signature on the specimen signature card. BANK has the right to review FNB's Check Scrutinization Procedure and request changes, which may or may not affect the fee charged for the service should FNB agree to the changes. BANK and/or FNB may elect to have certain checks, or copies of checks, delivered to BANK's employees. FNB shall have no responsibility or liability to BANK for any check, or copy of a check, which BANK reviews or is given the opportunity to review. BANK will use its best efforts to defend claims that any check has been altered, and/or forged and to mitigate any damage which may result from an altered check, including, without limitation, undertaking reasonable collection efforts against the parties responsible for such alteration or forgery. In the event losses actually incurred by BANK and reimbursed by FNB due to the proper scrutinization of checks by FNB exceed fifty percent (50%) of the anticipated annual billings under this contract during any twelve (12) month period, FNB shall have the right to discontinue the scrutinization of checks service upon ninety (90) days written notice to BANK and

          l. Provide services in compliance with current banking regulation, subject to limitations of the current software provider.

        6.  FURTHER AGREEMENTS BY BANK

            BANK agrees to:

             a. Pay all fees and charges to FNB for the services and reports listed in Exhibit "A" in accordance with the schedule listed in Exhibit "C" as submitted in monthly billing statements by FNB;

             b. Pay such fees and charges no later than ten (10) days following the date of each monthly billing;

             c. Refrain from making any deduction or setoff from FNB's billing statements without the prior written consent of FNB. All deductions, which may be warranted, shall be made by FNB and reflected on subsequent statements;

            d. Treat as confidential any information acquired by it or its employees, agents or representatives from or as a result of being on the premises of FNB or disclosed from the procedures manuals provided by FNB or its licensors;

            e. Perform its duties and responsibilities as set forth in Exhibit "B".

            f. Indemnify, defend and hold FNB harmless of and from all claims, liabilities, losses, damages, expenses, or costs, including but not limited to reasonable attorney fees, arising out of or in connection with negligence, acts, omissions or other conduct of BANK, its agents, employees, officers, directors or, to the extent permitted hereunder, its assigns. It is agreed that FNB shall not be responsible for any loss, damages, expenses or delay caused directly or indirectly by or arising out of any electrical or mechanical failure, strike, riot, fire, flood, water, or act of God which damages, disrupts, or delays in any manner whatsoever any of the services or reports contemplated by this Agreement. With respect to services provided to BANK, as a result of this agreement , BANK agrees to limit FNB's liability solely for such loss, damages and expenses which are the actual and direct result of bad faith, willful misconduct, or gross negligence of FNB, its agents, employees, officers, directors or, to the extent permitted hereunder, its assigns; and provided further, that FNB's liability even for such loss, damages and expenses shall not exceed the limits of insurance provided by FNB, as identified in paragraph "6" of this agreement, and shall not cover loss of profits, earnings or business resulting from a covered cause of loss and shall not include any contingent liability, consequential, special or punitive damages, or third party claims.

          7.  WORK AND DELIVERY SCHEDULES

              All computer processing is performed in a multi-task environment with priorities based on availability of incoming work and pre-scheduled deadlines. Current schedules for receiving data transmissions from "3rd" party item processor are set forth in Exhibit "D", attached hereto and incorporated herein by this reference. Exhibit "D" may be amended or modified by FNB from time to time on reasonable notice to BANK. Work produced on a daily basis must be delivered to the designated FNB branch office or to the data processing center in accordance with the schedule set forth in Exhibit "D".

              Where the provisions of this Agreement require FNB or BANK to perform specific acts on a designated date, it is agreed that reasonable adjustments shall be made when such date is a holiday for either or both parties. FNB currently observes as legal holidays the same holidays as observed by the Federal Reserve Bank of San Francisco. Work performed by FNB on such holidays shall be billed to BANK on a time cost basis as set forth in Exhibit "C", and BANK agrees to pay these charges and fees in accordance with the procedure for payment set forth above.

          8.  OWNERSHIP OF COMPUTERIZED PROGRAMS AND OTHER MEDIA

              All computer programs, written procedures, related documentation and software and other supporting items referenced by Exhibit "A" and used in the work performed for BANK are the property of or leased by FNB. This Agreement shall not be construed as granting to BANK any rights of ownership in or to such computer programs, written procedures, related documentation and software and/or any other supporting items referenced by Exhibit "A" or otherwise utilized by FNB.

           9.  AUTHORIZATION FOR AUDIT.

               BANK hereby grants and authorizes all official regulatory agencies and BANK's independent public accountants 9to be named by written notice delivered to FNB) the right during normal business hours to examine and audit the records of BANK maintained by FNB. FNB agrees to make said records of BANK available during normal business hours (Monday - Friday, 08:00 - 05:00 p.m.), except for legal holidays as defined herein, at FNB's operations center at 3821 Calle Fortunada, Suite "D", San Diego, California.

          10.  TERMINATION

               This Agreement may be terminated by the non-defaulting party, without penalty, in the event either party fails to perform any duties or comply with any of the covenants or agreements contained herein. The other party shall deliver thirty (30) days written notice specifying the nature of the default to the defaulting party. If the defaulting party fails to cure the default within the thirty
(30) day peroid, the Agreement may thereupon be terminated at the option of the non-defaulting party.

          If FNB elects not to renew this Agreement at the end of its initial term, FNB shall give BANK twelve (12) months notice of its intention not to renew of by giving six (6) months notice during any subsequent term.

          The parties agree that FNB shall suffer damages if this Agreement is terminated by BANK prior to the end of the initial term, and that such damages would be difficult or impossible to measure. Accordingly, it is agreed that in such an event, BANK shall give FNB six (6) months notice and pay FNB, as liquidated damages, and not as a penalty, a sum equal to the total of the monthly billings for the prior six (6) months of the Agreement. The parties agree that this sum represents a reasonable endeavor by the parties to estimate fair compensation for the foreseeable losses that might result from such a breach.

          11.  RESTRICTION ON ASSIGNABILITY

               This Agreement shall not be assigned by BANK without the prior written consent of FNB, which consent may be not given or withheld in FNB's sole discretion.

          12.  RETURN OF RECORDS

               Upon any cancellation, termination or expiration of this Agreement, FNB shall release to BANK all master file records on magnetic tape at a cost to BANK as shown on Exhibit "C"; provided, that BANK pays to FNB the cost of all materials used in the preparation of such records.

          13.  LEGAL PROCEEDINGS; ATTORNEY FEES

               Should any dispute occur between the parties arising out of or related to this Agreement, or their rights and responsibility to each other, the matter shall be settled and determined by Arbitration. The Arbitration shall be conducted by a single Arbitrator under the then current rules of the American Arbitration Association. The Arbitrator shall be selected from a panel of persons knowledgeable in business information and data processing systems. BANK and FNB shall each select one representative from such panel. The two chosen representatives shall select the single Arbitrator. The decision and award of the Arbitrator shall not be final and binding and the award so rendered may be entered in any court having jurisdiction thereof. In the event either party commences any Arbitration or other legal action or proceeding to enforce or interpret any of the covenants, terms or provisions of this Agreement, the prevailing party shall, in addition to any other relief, be entitled to recover its reasonable attorney fees and costs.

          14.  NOTICES

               Any notice under or in connection with this Agreement shall be given by mailing the same by Certified first class mail, postage prepaid, and shall be deemed delivered when deposited in the United States mail. The notices shall be addressed as follows, unless changed by subsequent written notice:

          TO BANK:

                    COMMUNITY NATIONAL BANK
                    Attn:  Senior Vice President and
                    Chief Financial Officer
                    210 E. Fig Street, Suite 201
                    Fallbrook, CA 92028

          To FNB:

                    FIRST NATIONAL BANK
                    Senior Vice President and
                    Director of Information Systems
                    P.O. Box 85267
                    San Diego, CA 92138-5267

          15.  ENTIRE AGREEMENT

               This document contains the entire agreement and understanding between the parties on the subject matter hereof and there are no other contract or agreements, written or oral, other than contained herein.

          16.  AMENDEMENTS

               Except as otherwise specifically permitted hereunder, this Agreement may be amended only in writing executed by both parties.

          17.  BINDING EFFECT

               The convenants and agreements contained herein shall be binding upon and inure to the benefit of the parties and their respective heirs, beneficiaries, legal representatives and, to the extent permitted hereunder, their successors or assigns.

          18.  HEADINGS

               The paragraph headings in this Agreement are for convenience only and shall not be used to supplement or interpret the contents of this Agreement.

          19.  GOVERNING LAW

               The validity, interpretation and performance of this Agreement shall be controlled and construed in accordance with the laws of the State of California and of such Federal laws, rules and regulations as are applicable to the parties.

            IN WITNESS WHEREOF, the parties have executed this DATA PROCESSING SERVICE AGREEMENT the day and year first written above.

FIRST NATIONAL BANK,                    COMMUNITY NATIONAL BANK

 By:  [illegible]                        By:  [illegible]
     ---------------------------             ---------------------------

          Its  SUP CFO                          Its President and CEO
     ---------------------------

 By: [illegible]                         By:  [illegible]
     ---------------------------             ---------------------------

          Its  Vice President                   Its Sr. Vice President and CFO
     ---------------------------

                            EXHIBIT "A"
                         SERVICES PROVIDED

SERVICES                                                             COMMENCEMENT DATE
I.    ITI Financial Information Systems,                                  Continuous
      Central Information File, Demand Deposits, Savings,
      Certificates of Deposit, Loan Accounting, Item Entry,
      Exception Item Processing, SMART Reporting,
      On-line Terminal Access, Bulk File, Tax Reporting

II.   Paperless Item Processing (ACH)                                     Continuous

III.  Premier II Teller Terminal System                                    03/31/01

IV.   Fixed Assets Module                                                 Continuous

V.    Check Reconciliation Module                                         Continuous

VI.   TeleBanc - (Telephone Banking)                                      Continuous

VII.  Accounts Payable Module                                             Continuous

VIII. Microfilm/ Microfiche Services                                      Continuous

IX.   CFI Deposit Pro Interface                                           Continuous

X.    CFI Laser Pro Interface                                      Date to be Determined

XI.   On Line Loan Collection Module                                        03/31/01

XII.  Federal Call Reporter Module                                          03/31/01

XIII. Signature Management Module                                           03/31/01

XIV.  Premier Prime Module                                                  06/30/01

XV.   Depcon Remote Printing Module                                         03/31/01

XVI.  Director                                                              06/30/01

XVII. Loan Custodial Module                                       Date to be Determined

XVIII.Holding Company Module                                      Date to be Determined

XIX.  Item Processing, including:                                          Continuous
      Proof and Encoding of Deposits, Deposit Capture,
      Cash Letter Preparation, Inclearings Capture,
      Microfilming of Items

XX.   Centralized Bank Services, including:                               Continuous
      Checkfiling, Statement Rendering, Centralized Returns,
      Photo Copy Retrieval from Microfilm

                                        EXHIBIT "B"

                                 RESPONSIBILITY DEFINITIONS

The following definitions will be applicable to all accounting areas, with the exception of those noted with reference to a specific area.

              BANK                                               FNB
              ----                                               ---
1.   MICR-ENCODED INPUT DOCUMENTS

BANK agrees to order and use documents              FNB reserves the right to perform
with MICR-encoding of specifications and            acceptability test of MICR-encoding
quality acceptable to FNB's data processing         documents and to require the handling of
equipment.                                          below-standard documents to be the subject
                                                    of separate negotiations with BANK.


2.   DATA MICROFILMING

BANK agrees to microfilm all transactions and other detail input prior to submitting it to FNB for processing to provide BANK with its own back-up and look-up facility.


3.   INCOMING AND OUTGOING ITEMS

BANK agrees to hold FNB harmless from any
and all losses and/or damages which might be        On BANK'S request, and in a timely manner
occasioned from the processing of incoming          FNB will make available information required
and outgoing items to and from the Federal          by BANK for communication with sending
Reserve Bank; BANK's correspondent bank(s);         and/or receiving sources,provided such
clearing banks; other sending and receiving         information has not yet been made available
sources; and Bank agrees to conduct any and         to Bank.
all communications with such receiving and/or
sending sources.

                              RESPONSIBILITY OF DEFINITIONS (cont'd.)

              BANK                                               FNB
              ----                                               ---
4.  TRANSMITTAL OF TRANSACTIONS

BANK agrees to send to FNB all "over the            FNB will audit the groups of work received
counter" and other branch generated                 from each branch delivery to the
transactions under the controlled                   transmittal letter sent with the groups of
environment of Batch headers and                    work by BANK.  FNB will notify BANKS's
transmittal letters as defined by FNB.              designated employees upon discovery of
BANK releases and holds FNB harmless                any discrepancy in the audit of groups of
from any and all liability for missing work         work for the transmittal letter.
not sent to FNB in accordance with this
procedure.


5.  FILE MAINTENANCE INPUT

BANK agrees to be solely responsible for:

a.  The accuracy of all data input

b.  Auditing all input submitted for
processing to the output reports generated.

6.  OUT OF BALANCE TRANSACTIONS

BANK authorizes FNB to create General               FNB will prepare and process a deposits
Ledger suspense entries for invalid or              correction to the depositing account in any
unprocessable transactions and to return            deposit transaction where there has been
such to BANK, which will be solely                  an error made in addition or listing of
responsible for clearing all such entries.          checks, and to prepare and process General
                                                    Ledger entries to suspense assets or
                                                    liabilities accounts to balance transactions
                                                    involving teller's cash tickets or General
                                                    Ledger tickets in accordance BANK's
                                                    instruction.

                                                    Copies of deposit corrections and reversing
                                                    entries to suspense and pertinent
                                                    supporting documents will be sent to
                                                    BANK in a timely manner for disposition.

                              RESPONSIBILITY OF DEFINITIONS (cont'd.)

              BANK                                               FNB
              ----                                               ---
7.   STOP & HOLD

BANK shall be entirely responsible for
auditing stop payments and holds
maintenance to output reports generated.


8.   REPORT AUDITING

BANK shall be responsible for the daily             FNB will inform BANK of any irregularities
auditing of all EDP reports and the initiating      which it recognizes in any of the reports
of corrective measures if required.                 delivered, stating action required for
                                                    recovery and/or correction.

If BANK discovers an apparent discrepancy in any of the reports which have not already been reported to FNB, BANK agrees to promptly inform FNB. In order to assure recovery of the required data by FNB such notification must be received by FNB on the same day as receipt by BANK of the report in question.


9.  SUBSIDIARY FILE BALANCING

BANK authorizes FNB to create General                In order to complete daily processing under
Ledger suspense entries and to return them           extremely tight time scheduling, FNB may
to BANK, which will be solely responsible            occasionally make General Ledger suspense
for clearing such entries when necessary to          entries to correct "out-of-balance"
balance subsidiary files to the General              conditions which cannot, at the time, be
Ledger.                                              located and corrected.  FNB will notify
                                                     BANK of such conditions as well as the
                                                     corrective measure required as soon as
                                                     the error source is located.


10.  STATEMENT CYCLE
DEMAND DEPOSIT ACCOUNTING

BANK shall establish pre-determined cycle dates and shall not deviate from these dates without the prior written consent of FNB.

                              RESPONSIBILITY OF DEFINITIONS (cont'd.)

              BANK                                               FNB
              ----                                               ---
11.   BANK PROCESSING PROCEDURES

BANK  recognizes the extreme importance             FNB will make its facilities available for the
of having at least on BANK employee per             indoctrination and training of Branch EDP
Branch who is thoroughly familiar with              personnel.  FNB mangement may prepare
procedures, requirements and, specifically,         formal and informal presentations and
the details to the Procedures Manuals.              seminars for such indoctrination and
BANK agrees:  To designate such person(s)           training as it deems necessary.
and require them to participate in:
  1)  basic indoctrination course
  2)  subsequent information and
      education seminars.

BANK's executive management agrees to
be available for periodic review of current procedures and results, as well as participation in the planning and definition of future requirements.


12.  NON-POST, STOP PAY & SUSPECT
     ITEMS


BANK understands and agrees that it has             FNB will provide information concerning
sole responsibility to review and dispose           any of these items to BANK to assist BANK
of:                                                 in making a determination of whether to
                                                    return or to pay an item
a.  All items appearing on the daily Non-
Post Items report, including stop pay items;
and

b.  All stop suspect items appearing on the
stop suspect screen.

13.  SIGNATURE CARDS

BANK shall furnish FNB with a Signature             FNB will maintain a file with BANK's
Card for each open account at time of               demand deposit Signature Cards and will
conversion.  BANK shall also furnish FNB            pull from it daily all purged accounts and
with a Signature Card for all new accounts          return such cards to Branch.\
daily.  BANK will provide updated Signature
Cards on accounts a requested by FNB.

                              RESPONSIBILITY OF DEFINITIONS (cont'd.)

              BANK                                               FNB
              ----                                               ---
14.   EXAMINATION OF CHECKS

X  BANK elects to have FNB randomly                 Any check in question due to irregularities
select 1% of items for examination by               in negotiability and/or differences in
FNB.                                                authorized signatures will be reversed and
                                                    charged back to the last endorsing bank.
X  BANK elects to have FNB select by
check over $5,000.00 for examination
by FNB.  a larger amount may be
designated by BANK upon two (2) weeks
written notice to FNB.

X  BANK elects to have all items
selected, as identified above, returned to BANK for examination.

___ BANK elects not to have any items
selected for examination.


15.   STATEMENT PREPARATION
      AND MAILING

BANK agrees to provide FNB, at FNB's                FNB will insert advertising stuffers
request, the quantity of envelopes                  provided by BANK into the regular
requested for statement mailing.  BANK              statement mailing at the request of BANK
agrees to notify FNB one (1) week in
advance of any advertisement that is to be
mailed along with the depositor's
statement.  BANK agrees to reimburse FNB
for all postage costs incurred in mailing
BANK's monthly statements.


16.  MISSING ITEMS

BANK agrees to provide FNB with missing            Where there is a missing document, FNB
document forms as requested by FNB.                will include a missing document ticket in
                                                   the statement for the benefit of the
                                                   account holder.

                              RESPONSIBILITY OF DEFINITIONS (cont'd.)

              BANK                                               FNB
              ----                                               ---
17.   PREPRINTED FORMS & STOCK PAPER

BANK is responsible for the purchase              FNB will provide all stock paper forms at
statements and notices and any other              no cost to BANK.
preprinted forms(s) as may be required from
time to time.

                                      EXHIBIT "C"
                              SCHEDULE FOR FEES AND CHARGES
                           PREPARED FOR COMMUNITY NATIONAL BANK

C.I.S. Charges:
   Portfolio                                                            .05
   Addenda                                                              .01
   Tax Addenda                                                          .01
   Safe Deposit Box                                                     .10
   Debit Card Issued                                                    .01
   Minimum Charge                                                    250.00

Deposit Account (DDA, SAV, COD):
   Account                                                              .35
   Account on Analysis with history                                    1.00
   Addenda Day                                                          .01
   Stop Pay                                                             .01
   Manual Transaction                                                   .01
   Automated Transaction                                                .01
   Checking Statements                                                  .25
   Savings Statements                                                   .25
   COD Statements                                                       .25
   Notice                                                               .25
   Check Issued                                                         .25
   Minimum Charge (per application)                                  250.00

Loans (Installment, Commercial & Mortgages):
   Line                                                                 .05
   Note                                                                 .35
   Addenda                                                              .01
   Manual Transaction                                                   .01
   Automated Transaction                                                .01
   Notice                                                               .25
   TRW Tape                                                           25.00
   Deluxe Coupon Tape                                                 25.00
   Minimum Charge                                                    250.00

SMART Reporting:
   Report Set-up Charge                                               50.00
   Report Production:
     One-Time / On-Call (per run)                                     25.00
     Automatic Recurring (per report, over 25 per month)               5.00

Financial Management:
   Account                                                              .35
   Manual Non-Descriptive Transaction                                   .01
   Manual Descriptive Transaction                                       .01
   Automated Transaction                                                .01
   Minimum Charge                                                    250.00

                             SCHEDULE OF FEES AND CHARGES (cont'd.)

Exception Item Module:
   Transactions                                                        incl.
   Notices                                                             incl.
   On-Line Activity                                                    incl.
   Minimum Charge                                                        n/a

On-Line Charges:
   Inquiry                                                               .01
   File Maintenance                                                      .01
   Calculation Function                                                  .01
   Minimum Charge                                                     250.00

Terminal Support Charges:
   Terminal Address                                                    10.00
   Printer Address                                                     10.00
   Q-Up File Transfer                                                 400.00

Check Reconciliation System:
   Client                                                              25.00
   Outstanding Item                                                      .02
   Transaction                                                           .05
   Minimum Charge                                                     100.00

Fixed Asset System:
   Per Account                                                           .10
   Minimum Charge                                                     100.00

Accounts Payable:
   Per Vendor                                                            .10
   Per Payable                                                           .05
   Per Check                                                             .25
   Minimum Charge                                                     100.00

Item Entry System:
   Warehouse Item                                                        .01
   Manual Descriptive Item                                               .01
   Manual Non-Descriptive Item                                           .01
   Inclearings Processing:
     First 50,000 items                                                  .020
     Next 50,000 items                                                   .015
     Over 100,000 items                                                  .0125
   Teller Processing (including P.O.D. & encoding):
     First 50,000 items                                                  .04
     Next 50,000 items                                                   .03
     Over 100,000 items                                                  .025
   Endorse Item                                                          .01
   MICR Rejects                                                          .05
   Transit Float Analysis (per report)                                100.00
   Transit Float Analysis (per item)                                     .005
   Additional Transit Pockets over four (per item)                       .005
   ACH Processing (per file)                                           10.00
   ACH Return                                                           1.00

                             SCHEDULE FOR FEES AND CHARGES (cont'd.)

   Item Entry System (cont.):
      ACH Notification of Change                                        1.00
      ACH SBA Origination                                               5.00
      Minimum Charge                                                  500.00

   Centralized Bank Services:
      Checkfiles & Statements Rendering (per account)                   .50
      Special Statement                                                 1.25
      Cripple Statement                                                 1.25
      Truncated/Non-Checking & Statements                                .25
      Return Item                                                        .50
      Paid Item Return                                                  1.00
      Qualify Return                                                     .25
      Exception Item Paid                                                .25
      Scrutinize Item                                                    .25
      Reg CC Notification - Outgoing                                    2.50
      Reg CC Notification - Incoming                                    2.50
      Photo Copy from Microfilm, Inter-Office Return                    1.50
      Photo Copy from Microfilm, Fax Return                             2.50
      Item Faxed                                                        2.50
      Check Pulled and Faxed                                            2.50
      Research Time (per hour)                                         20.00
      Collections Domestic                                              7.50
      Collections Foreign                                              10.00
      Statement Stuffers Base Fee (per stuffer, per month)             25.00
      Statement Stuffer (per stuffer, per statement)                     .01

   Miscellaneous Services:
      On-site Training & Support (per hour)                           150.00
      On-call Support (per hour)                                      100.00
      Programming Time (per hour)                                     200.00
      Travel Time over 30 min. (per hour)                              35.00
      Mileage (per mile)                                                 .35
      ATM Balance File Transmission (monthly)                         200.00
      Credit Reporting Tape (per tape)                                 25.00
      Coupon Ordering Tape (per tape)                                  25.00
      Special Fine Sort (per item pass)($25 min. per account)            .005
      Fine Sort Reject Filing (per hour)                               15.00
      Laser Statements (per page)                                        .045
      FISERV Transmission Charges                                        Cost
      Laser Printing Tax Forms                                           .045

   Pass Thru Charges:
      Postage                                                            Cost
      Courier Services                                    Customer Contracted
      Phone Line Charges                                           Cost + 10%
      Supplies                                                     Cost + 10%
      Microfilm Processing                                         Cost + 10%
      Microfiche Processing                                        Cost + 10%

MONTHLY MINIMUM CHARGE FOR ABOVE SERVICES                            2,500.00

                             SCHEDULE FOR FEES AND CHARGES (cont'd.)

Telephone Banking:
   One-time Costs:
      Two Line Card (per card, price subject to change without      5,805.00
      notice)
      Phone Line Installation                                           Cost

   Monthly Costs:
      First 5,000 Accounts (per account)                                  .10
      Over 5,000 Accounts (per account)                                   .075
      Phone Lines                                                         Cost

On-Line Loan Collections**
    One-time Costs:
      Conversion/Installation Fee                                    2,500.00

    Monthly Costs:
      System Use Fee                                                   295.41
      Per Account                                                         .20

Loan Custodial Module**
    One-time Costs:
      Conversion/Installation Fee                                    2,500.00

    Monthly Costs:
      System Use Fee                                                   159.26
      Per Account                                                         .20

Holding Company Module**
    One-time Costs:
       Conversion/Installation Fee                                   3,500.00

    Monthly Costs:
      System Use Fee                                                   120.02
      Per Account                                                         .35

Fed. Call Reporting**
    One-time Costs:
       Conversion/Installation Fee                                   1,500.00

    Monthly Costs:
      System Use Fee                                150.00 + Transmission Chgs

Signature Management
    One-time Costs:
       Conversion/Installation Fee                 1000.00 + .05 per Signature

    Monthly Costs:
       System Use Fee                                                  200.00
       Per Signature                                                      .02

Premier II Teller
    One-time Costs:
       Printers, Validator/Receipt with Journal                      1,020.00 ea
       Standard Document Printer (Official Items, etc.)                800.00 ea

                             SCHEDULE FOR FEES AND CHARGES (cont'd.)

       Signature Scanners                                               380.00 ea
       Teller Seats (1-50)                                            1,250.00 ea
       Installation (Unisys est. 2500.00 per branch)                     Cost

    Monthly Costs:
       On-going System Maintenance (per seat)                            45.00
       Per Transaction                                                     .01

Premier Prime**
    One-time Costs:
       Conversion/Installation Fee                                    2,500.00
       Product Use Fee                                                2,500.00

    Annual Costs:
       IMPROMPTU Administrator                                        1,075.00
       IMPROMPTU User                                                   835.00
    (After First Year - 20% Maintenance Fee on Administrator and User due Annually)

    Monthly Costs:
       System Access Fee                                                400.00
       Database Refresh Charge                                           25.00 per database
       Database Carrying Charge                                          10.00 per database

Remote Printing
DEPCON DEPARTMENTAL SOFTWARE (SUPPORTS MULTIPLE PRINTERS ON FALLBROOK NETWORK)

    One-time Costs:
       Depcon Departmental Software                                   3,500.00
       Installation/Configuration                                       150.00 per hour

    Monthly Costs:
       Unisys Telephone Support (Optional)                               24.00
       Monthly Charge                                                   150.00

DEPCON END USER SOFTWARE (SUPPORTS ONE LOCAL PRINTER)

    One-time Costs:
       Depcon End User Software                                         900.00
       Installation/Configuration                                       150.00 per hour

    Monthly Costs:
       Unisys Telephone Support (Optional)                                6.00
       Monthly Charge                                                   150.00

** ITI'S ANNUAL MAINTENANCE FEES DUE WHEN INVOICED BY ITI

Director - Document and Check Image System

Option 1 (see attached proposal from Unisys/ITI)

Fallbrook owned and operated:

                             SCHEDULE OF FEES AND CHARGES (cont'd.)

    Purchase Price:
       Hardware                                                    103,757.00
       ITI Director Software                                        63,210.00

    Monthly Download Fee (No fee if stock paper printing is
    done by Bank)                                                      400.00

Option 2

Run the Director Product Using First National's Equipment

    Initial Investment
       Scanner (20 ppm color)                                        1,795.00 Each
       Scanner controller board                                        549.00 Each
       Named User Seats (10) (2 sets of 5)                           5,950.00
       Concurrent Users (1 set of 10)                                4,995.00


    Monthly Download Fee (No fee if stock paper printing is
    done by Bank)                                                      400.00
    Equipment Usage Charges (per gigabyte per month)                   15.00
    (Above pricing Does Not include ITI conversion fees, if applicable.)

                                         EXHIBIT "D"

                                      Courier Schedules

Availability for Courier Pick-up:

     A.M. Reports and Notices                                     7:00 a.m.

     Cash Letters - Mon. thru Thur.                               9:30 p.m.

     Cash Letters - Friday                                       10:30 p.m.

     _______________________________                             ___________

Delivery of Work from Bank:

     Teller Work:

     Monday thru Thursday:

                        Main Office                                7:20 p.m.

                        Branch                                     7:20 p.m.

     Friday

                        Main Office                                8:30 p.m.

                        Branch                                     8:30 p.m.

                                         EXHIBIT "E"

                                   SERVICE LEVEL AGREEMENT


Subject to the conditions of paragraph 7.f. of this Agreement, FNB agrees to:

1. Compensate BANK, based upon TELERATE SYSTEMS Federal Funds Effective Rate for the day in questions, for interest lost on collected funds due to missed transit windows that were the direct result of FNB's negligence.

2. Adhere to Service Levels outlined below. BANK agrees to notify FNB of specific non-performance issues in writing through the normal predefined procedures. FNB will have thirty (30) days to correct and maintain service levels. (Calculation method is Percent of Volume)

    a.  ITEM RESEARCH/PHOTOCOPY PRODUCTION      SERVICE GOAL: 98.9%

        1) Turn-around time for research request will be 48 hrs from time of receipt (unless otherwise notified)
        2)  Best effort will be made to produce quality photocopies
        3) Trace reports will be responded to within five business days of receipt (unless otherwise notified)
        4) Subpoenas will be completed when they are committed to be completed by FNB

     b.  HOST ON-LINE UP TIME                    SERVICE GOAL: 98%

            Acceptable on-line up time is to be 98%. This shall be calculated from generated activity logs produced by the computer.
            Normal on-line system hours are:
            Mon. - Fri.        8:00 AM - 7:00 PM
            Sat.               9:00 AM - 1:00 PM
            FNB reserves the right to not have the system on-line on some weekends in order to implement system upgrades or installations. FNB will notify BANK at least three (3) working days in advance when this is necessary.

     c.  RESPONSE TIME

            Acceptable on-line response time is a maximum of five seconds.

     d.  REPORT DISTRIBUTION                       SERVICE GOAL:  98.9%

            Output reports and Misc. Items will be routed and delivered to the correct destination point as stipulated by Bank.

     e.  HELP DESK SUPPORT

        1) FNB will accept questions/problems from BANK's senior personnel and Help Desk. BANK's Help Desk should be consulted for questions/problems by general staff. (This will alleviate duplication of effort and give BANK an idea of where additional training may by necessary.) ITI will be consulted by FNB's Help Desk when necessary.

        2) All problems will be tracked through on-line Help Desk software from date reported through resolution, with all supporting documentation/conversations attached; reported to center manager on a weekly basis; reported to BANK on a monthly basis.

        3) Help Desk personnel will be available during normal working hours. Mon. through Fri. 8:00 AM to 5:00 PM. The voice mail box will be checked at least once every 1/2 hour for messages. Messages will be answered in the order received, unless there is an emergency. In case of an emergency, the emergency contact list should be consulted.

        4) Help Desk personnel will adhere to the escalation procedure outlined below when unable to answer BANK's question/problem themselves.

                            SOFTWARE PROBLEM ESCALATION PROCEDURE

Help Desk Associate answering phone call or e-mail regarding ITI software question, will give best effort to answer question/solve problem. If they are unable to give solution they will 1) go to appropriate programming support personnel within Infoserv. If still unable to give solution they will
2) call ITI support in Lincoln, NE.

                       ESTIMATED RESPONSE TIME FRAMES FOR COMMON REQUESTS

Missing Reports              2-4 hours (Depending on program needed to rerun)

Smart Reports                2 hours (No reports will be run between 1:00 PM
                             and 3:30 PM, daily or on the last day of the month or the first day of the month)

New Products                 2 Weeks

Specification Changes        3 Days